Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street	john.midgley@kpmg.co.uk
Leeds LS1 4DA	Mobile +44 (0) 7500 607 840
United Kingdom

Private & confidential

The Directors

Taurus 2021-4 UK DAC

1-2 Victoria Buildings

Haddington Road

Dublin 4

Ireland

(the “Issuer”)

Bank of America Europe DAC

Central Park

Dublin D18 N924

Ireland

(the “Loan Seller”)

Your ref Fulham 2 – Fulham portfolio Our ref JM/AP/CC1474 Contact John Midgley 0113 231 3916

14 July 2021

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio

In accordance with engagement terms that have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those agreed upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

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KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio 14 July 2021

1	Procedures performed in respect of the commercial leases

A data file containing details of the commercial leases, entitled “Fitch CMBS Asset Datatape Template Last Mile 2021 vF.xlsx” was made available to us by the Loan Seller on 25 June 2021 (the “Extraction File”). Our work was based on this Extraction File. The Extraction File contained information on 2,295 commercial leases as shown by the records of the Loan Seller as at 31 March 2021 (the “Cut-off Date”).

Limited procedures as set out in the scope of services (the “Scope of Services”) attached as Appendix A in connection with a sample of 217 commercial leases drawn from the Extraction File (the “Sample”) were carried out. The sampling technique and basis of selection for the sample are set out in the Scope of Services.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Loan Seller, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Loan Seller, (ii) the physical existence of the commercial leases, (iii) the reliability or accuracy of the documents provided to us by the Loan Seller which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the commercial lease documentation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the commercial leases with applicable laws and regulations, or (iv) any other factor or characteristic of the commercial leases that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

2	Findings

The findings from the agreed upon procedures are set out in Appendix B.

The following statistical interpretation can be applied to the findings set out in Appendix B: on the basis of the number of errors identified in the Sample (as reported on the ‘Errors’ lines of Appendix A) it can be calculated that there is a 99% level of confidence that not more than X% of the population contains errors relating to the specified test, where X is the relevant percentage reported on the ‘Statistics’ line of Appendix A.

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio 14 July 2021

Within the Sample there are two files with missing documentation such that we were unable to perform certain tests. For our statistical analysis, we have calculated the maximum error rates based on the number of observable data attributes (treating the missing documents as an error in each case) and also based on the number of documents reviewed for each relevant test, which excludes the commercial leases with missing documentation from the observable data attributes in the Sample.

Details of the errors, missing documentation and missing data found as a result of the agreed upon procedures, and listed in Appendix B, are set out in Appendix C.

3	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio 14 July 2021

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio 14 July 2021

Appendix A: Scope of the Services

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the Services. If we were engaged to perform and did perform additional procedures, an audit or review, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You were responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we will not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We were responsible for performing the procedures set out below and reporting our findings.

Sampling approach

Sampling is a process of examining less than the total number of items in a population in order to reach a conclusion about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. In this engagement you have asked us to assume that the estimated error rate in the underlying population is zero and to express the results of our work at a level of 99% confidence and with 2% precision if no errors are discovered. You have requested that we calculate the sample size necessary to provide 99% confidence with 2% precision on the basis that error rates in the data attributes are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Findings

Where an individual commercial lease fails a procedure in relation to a data attribute, this is classified as one error. Where a source document cannot be located, this missing source information is treated in two alternative ways: (i) classed as an error on each test; and (ii) deducted from the sample so the total number of commercial lease tested is reduced.

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio 14 July 2021

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions provided by the Loan Seller are assumed to supersede the original documentation.

In comparing data attributes between the Extraction File and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

Procedures

	Data attribute	Level	Source	Procedure	Tolerance/ Definition of error
1	Unit Name	Lease	Lease Documentation	For each lease check if the data attribute per the Extraction File agrees to the source.	For the avoidance of doubt, where the Unit Name is deemed to be substantially correct in the source document, we will not mark these as an error.

2	Tenant Name	Lease	Lease Documentation	For each lease check if the data attribute per the Extraction File agrees to the source.	For the avoidance of doubt, where the Tenant Name is deemed to be substantially correct in the source document, we will not mark these as an error.

3	Gross Passing Rent	Lease	Invoice/ Lease Documentation

For each lease check if the data attribute per the Extraction File agrees to the source.

Clarification note: The Extraction File is populated with Headline Rent in the Gross Passing Rent data attribute column.

+/- 3%

4	Lease Break Date	Lease	Lease Documentation

For each lease check if the data attribute per the Extraction File agrees to the source

Where there was no Lease Break Date, Lease Expiry Date was used in place of the Lease Break Date in the Extraction File and the source for testing purposes.

None

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of commercial leases from the Fulham portfolio 14 July 2021

5	Lease Expiry Date	Lease	Lease Documentation

For each lease check if the data attribute per the Extraction File agrees to the source.

For all Scottish leases, where the Lease Expiry Date in the Extraction File was after the Lease Expiry Date in the source, we have been instructed to apply ‘tacit relocation’ (i.e. leases which have been treated as renewed annually subject to a minimum period of one year).

None

Appendix C: Details Of Results

KPMG Ref.	Test Nbr.	Data Field	Data Source	Extraction File	Result	Source
45	Test 1	UNIT NAME	Lease Documentation	Harvey Close	E	Unit 67 Hutton Close, Crowther Industrial Estate
77	Test 1	UNIT NAME	Lease Documentation	Nerston, 52 Wilson Place	E	Unit 55 Wilson Place
108	Test 1	UNIT NAME	Lease Documentation	Harvey Close	E	Unit 49 Hutton Close, Crowther Industrial Estate
113	Test 1	UNIT NAME	Lease Documentation	Alston Road	E	Unit 8 Lee Close, Pattinson North Industrial Estate
115	Test 1	UNIT NAME	Lease Documentation	Harvey Close	E	Unit 63 Hutton Close, Crowther Industrial Estate
119	Test 1	UNIT NAME	Lease Documentation	Alston Road	E	Unit 14 Faraday Close, Pattinson North Industrial Estate
176	Test 1	UNIT NAME	Lease Documentation	Alston Road	E	Unit 1 Faraday Close, Pattinson North Industrial Estate
11	Test 2	TENANT NAME	Lease Documentation	MacPaws Ltd	E	XXXXXX
1	Test 3	GROSS PASSING RENT (ANNUAL)	Invoice/ Lease Documentation	127.50	E	4,500.00
19	Test 3	GROSS PASSING RENT (ANNUAL)	Invoice/ Lease Documentation	3,750.00	E	3,870.00
89	Test 3	GROSS PASSING RENT (ANNUAL)	Invoice/ Lease Documentation	11,025.00	E	10,500.00
3	Test 4	LEASE BREAK DATE	Lease Documentation	1/1/2023	E	1/1/2022
11	Test 4	LEASE BREAK DATE	Lease Documentation	11/30/2020	E	Month to month
40	Test 4	LEASE BREAK DATE	Lease Documentation	12/31/2020	E	Month to month
49	Test 4	LEASE BREAK DATE	Lease Documentation	12/31/2008	E	12/31/1999
52	Test 4	LEASE BREAK DATE	Lease Documentation	12/17/2020	E	12/17/2019
68	Test 4	LEASE BREAK DATE	Lease Documentation	4/30/2021	E	5/4/2021
77	Test 4	LEASE BREAK DATE	Lease Documentation	11/30/2999	E	Month to month
82	Test 4	LEASE BREAK DATE	Lease Documentation	12/31/2021	E	Month to month
87	Test 4	LEASE BREAK DATE	Lease Documentation	12/31/2021	E	3/31/2020
92	Test 4	LEASE BREAK DATE	Lease Documentation	1/6/2022	E	1/6/2019
98	Test 4	LEASE BREAK DATE	Lease Documentation	1/31/2024	E	1/31/2021
111	Test 4	LEASE BREAK DATE	Lease Documentation	12/31/2020	E	Month to month
118	Test 4	LEASE BREAK DATE	Lease Documentation	6/30/2023	E	6/30/2020
147	Test 4	LEASE BREAK DATE	Lease Documentation	11/2/2025	E	11/3/2023
202	Test 4	LEASE BREAK DATE	Lease Documentation	10/17/3018	E	Tenancy at will
207	Test 4	LEASE BREAK DATE	Lease Documentation	8/16/2030	E	8/6/2030
11	Test 5	LEASE EXPIRY DATE	Lease Documentation	11/30/2020	E	Month to month
40	Test 5	LEASE EXPIRY DATE	Lease Documentation	12/31/2020	E	Month to month
49	Test 5	LEASE EXPIRY DATE	Lease Documentation	12/31/2008	E	12/31/1999
52	Test 5	LEASE EXPIRY DATE	Lease Documentation	12/17/2020	E	12/17/2019
68	Test 5	LEASE EXPIRY DATE	Lease Documentation	4/30/2021	E	5/4/2021
77	Test 5	LEASE EXPIRY DATE	Lease Documentation	11/30/2999	E	Month to month
82	Test 5	LEASE EXPIRY DATE	Lease Documentation	12/31/2021	E	Month to month
87	Test 5	LEASE EXPIRY DATE	Lease Documentation	12/31/2021	E	3/31/2020
92	Test 5	LEASE EXPIRY DATE	Lease Documentation	1/6/2022	E	1/6/2019
98	Test 5	LEASE EXPIRY DATE	Lease Documentation	1/31/2024	E	1/31/2021
111	Test 5	LEASE EXPIRY DATE	Lease Documentation	12/31/2020	E	Month to month
118	Test 5	LEASE EXPIRY DATE	Lease Documentation	6/30/2023	E	6/30/2020
202	Test 5	LEASE EXPIRY DATE	Lease Documentation	10/17/3018	E	Tenancy at will
207	Test 5	LEASE EXPIRY DATE	Lease Documentation	8/16/2030	E	8/6/2030
49	Test 1	UNIT NAME	Lease Documentation	Hutton Street	M	Missing from lease
39	Test 4	LEASE BREAK DATE	Lease Documentation	10/14/2023	M	Missing from lease
39	Test 5	LEASE EXPIRY DATE	Lease Documentation	10/14/2023	M	Missing from lease